UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2012

Walter Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13711	13-3429953
(State or other jurisdiction of	Commission File No.	(I.R.S. Employer Identification No.)
incorporation
or organization)

3000 Riverchase Galleria, Suite 1700

Birmingham, Alabama 35244

(205) 745-2000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former Name or Former Address, if Changed from Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 17, 2012, Walter Energy, Inc. (the “Company”) issued a press release announcing that on September 14, 2012, the Ontario Superior Court of Justice released its decision denying in its entirety the request of the plaintiff for leave to proceed with a proposed class action making misrepresentation claims against the Company and certain of its former directors and denying plaintiff’s request to certify as a class proceeding other claims alleging oppression made against the Company and certain of its former directors.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein, and information regarding the securities action initially filed in November 2009 may be found in the Company’s filings with the SEC.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated September 17, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER ENERGY, INC.

Date: September 17, 2012	By:	/s/ Earl H. Doppelt
Earl H. Doppelt, Senior Vice President
General Counsel and Secretary